FINANCIAL EXPENSE, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Financial income:
Interest	$ (3)	$ (19)	$ (1)
Revaluation of liabilities presented at fair value	$ (187)	$ (187)
Hedging			$ (21)
Total financial income	$ (190)	$ (206)	(22)
Financial expenses:
Interest and bank charges	103	124	$ 45
Hedging	30	201
Exchange rate differences, net	$ 156	$ 92	$ 146
Revaluation of liabilities presented at fair value			363
Accretion of contingent payment obligations	$ 477	$ 682	95
Total financial expenses	766	1,099	649
Total financial expenses, net	$ 576	$ 893	$ 627